                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 4,1999

                   ContiMortgage Home Equity Loan Trust 1999-1
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                     333-61863            Application Pending
----------------------------        -------------        -----------------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)              (ID Number)


3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada              89102
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's Telephone Number,
including area code:                                             (702) 822-5836
-------------------------------------------------------------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

         On October 1,1999 the ContiMortgage Home Equity Loan Trust 1999-1 entered into an amendment to the Pooling and Servicing Agreement dated as of March 4, 1999, the Amended and Restated Pooling and Servicing Agreement, attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Amended and Restated Pooling and Servicing Agreement dated as of October 1, 1999, by and among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation as Seller and Servicer, ContiWest Corporation, as Seller, Manufacturers and Traders Trust Company, as the Trustee, and Norwest Bank Minnesota, as the Master Servicer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             CONTISECURITIES ASSET FUNDING CORP.

                                             By: /s/ Alan Fishman
                                                 -------------------------------
                                                 Name: Alan Fishman
                                                 Title: Authorized Signatory


                                             By: /s/ Frank Baier
                                                 -------------------------------
                                                 Name: Frank Baier
                                                 Title: Authorized Signatory


Dated: January 26, 2000

                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                     Page
-------                                                                     ----

99.1 Amended and Restated Pooling and Servicing Agreement dated as of October 1, 1999, by and among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation as Seller and Servicer, ContiWest Corporation, as Seller, Manufacturers and Traders Trust Company, as the Trustee, and Norwest Bank Minnesota, as the Master Servicer.


                                       i